As filed with the Securities and Exchange Commission on June 7, 2000

                                                       Registration No. 33-39434

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-3
                         Post-Effective Amendment No. 1
                                       To
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                           Thermo Electron Corporation
             (Exact name of registrant as specified in its charter)

     Delaware                                          04-2209186
(State or other jurisdiction of              (IRS Employer Identification
incorporation or organization)                         Number)

                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Sandra L. Lambert, Secretary
                           Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
          (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                             Seth H. Hoogasian, Esq.
                                 General Counsel
                           Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
                            ----------------------

     Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement has become effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ----------------------


     This post-effective amendment removes from registration any of the securities which remain unsold as of the date of the filing of this post-effective amendment. The registrant was obligated to maintain the effectiveness of this registration statement until all the securities offered hereby were eligible for resale pursuant to Rule 144(k) under the Securities Act of 1933, as amended. Because the securities covered hereby are eligible for resale pursuant to Rule 144(k), the registrant hereby removes these securities from registration. The registration is hereby terminated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 33-39434) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 7th day of June, 2000.

                                    THERMO ELECTRON CORPORATION


                                    By: /s/ Richard F. Syron
                                        -------------------------
                                        Richard F. Syron
                                        President and Chief Executive Officer


Signature                        Title                      Date
---------                        -----                      ----
                                 President, Chief           June 7, 2000
/s/ Richard F. Syron             Executive Officer and
-------------------------        Chairman of the Board of
Richard F. Syron                 Directors (Principal
                                 Executive Officer)

/s/ Theo Melas-Kyriazi           Vice President and Chief   June 7, 2000
-------------------------        Financial Officer
Theo Melas-Kyriazi               (Principal Financial and
                                 Accounting Officer)

                                 Director                   June ___, 2000
-------------------------
Frank Jungers

                                 Director                   June ___, 2000
-------------------------
Samuel W. Bodman

                                 Director                   June ___, 2000
-------------------------
Jim Manzi

/s/ Robert S. McCabe*            Director                   June 7, 2000
-------------------------
Robert A. McCabe

/s/ Hutham S. Olayan*            Director                   June 7, 2000
-------------------------
Hutham S. Olayan

/s/ Elias P. Gyftopoulos*        Director                   June 7, 2000
-------------------------
Elias P. Gyftopoulos

/s/ Peter O. Crisp*              Director                   June 7, 2000
-------------------------
Peter O. Crisp

                                 Director                   June ___, 2000
-------------------------
Robert W. O'Leary

     * The undersigned Sandra L. Lambert, by signing her name hereto, does hereby execute this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 33-39434) on behalf of the above-named signatories to the Registration Statement pursuant to powers of attorney executed by such persons and filed with the Securities and Exchange Commission.



                                                /s/ Sandra L. Lambert
                                                -------------------------
                                                Sandra L. Lambert
                                                Attorney-in-Fact